Financial income and expenses	12 Months Ended
Dec. 31, 2018
Financial income and expenses [Abstract]
Financial income and expenses
Note 21.- Financial income and expenses

The following table sets forth financial income and expenses for the years ended December 31, 2018, 2017 and 2016:

	For the year ended December 31,
Financial income	2018	2017	2016
Interest income from loans and credits	36,296	325	286
Interest rates benefits derivatives: cash flow hedges	148	682	3,012
Total	36,444	1,007	3,298

	For the year ended December 31,
Financial expenses	2018	2017	2016
Expenses due to interest:
- Loans from credit entities	(256,736)	(253,660)	(242,919)
- Other debts	(100,057)	(137,562)	(90,995)
Interest rates losses derivatives: cash flow hedges	(68,226)	(72,495)	(74,093)
Total	(425,019)	(463,717)	(408,007)

Financial income from loans and credits primarily includes a non-monetary financial income of $36.6 million resulting from the refinancing of the debts of Helios 1&2 and Helioenergy 1&2 in the second quarter of 2018 (see Note 15).

Interests from other debts are primarily interests on the notes issued by ATS, ATN, ATN2, Atlantica Yield and Solaben Luxembourg and interests related to the investment from Liberty. Decrease in 2018 is primarily due to a lower increase of the amortized cost of the Liberty debt of $23 million compared to the year 2017 (see Note 16). Losses from interest rate derivatives designated as cash flow hedges correspond primarily to transfers from equity to financial expense when the hedged item is impacting the consolidated income statement.

Other net financial income and expenses

The following table sets out Other net financial income and expenses for the years 2018, 2017 and 2016:

	For the year ended December 31,
Other financial income / (expenses)	2018	2017	2016
Dividend from ACBH (Brazil)	-	10,383	27,948
Impairment preferred equity investment in ACBH	-	-	(22,076)
Other financial income	14,431	28,809	13,027
Other financial losses	(22,666)	(20,758)	(10,394)
Total	(8,235)	18,434	8,505

According to an agreement reached with Abengoa in the third quarter of 2016, Abengoa acknowledged that Atlantica Yield is the legal owner of the dividends declared on February 24, 2017 and retained from Abengoa amounting to $10.4 million. As a result, the Company recorded $10.4 million as Other financial income on 2017 in accordance with the accounting treatment previously given to the ACBH dividend.

Other financial income in 2018 are primarily interests on deposits and on loan granted to third parties. In 2017, it included a $16.2 million income as a result of the termination of the currency swap agreement with Abengoa.

Other financial losses primarily include expenses for guarantees and letters of credit, wire transfers, other bank fees and other minor financial expenses.